11. Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
11. Commitments and Contingencies

Note 11. Commitments and Contingent Liabilities

On March 1, 2016, the Company retained Brian Johnson as a consultant for an initial term of three months until May 31, 2016, and agreed to pay Mr. Johnson 10,000 shares of its restricted common stock per month for the three-month term payable on May 31, 2016, subject to adjustment for actual hours of service rendered. On June 1, 2016, the Company and Mr. Johnson agreed to an extension of the consulting engagement for an additional one-month term, ending on June 30, 2016. Mr. Johnson provided additional services and upon the termination of the engagement on June 30, 2016, the Company agreed to issue Mr. Johnson 87,600 shares of common stock as a final payment for services rendered from inception through June 30, 2016 at a value of $9,198. As of the date of this filing the shares have not been issued.

On January 20, 2016, we were named as a defendant in a civil suit entitled: Anthony Baroud vs. Hollister & Blacksmith, Inc., dba American Cannabis Company filed in the Circuit Court of Cook County, Illinois. The lawsuit originally sought damages of $100,000 related to an employment contract. The Company filed a motion with the Court to dismiss the complaint and refer the Company and Mr. Baroud to arbitration. On May 18, 2016 the Court granted the Company’s motion and dismissed Mr. Baroud’s complaint. Mr. Baroud has not pursued arbitration as of the date of this filing.

Note 11. Commitments and Contingencies

Under the terms of our agreement with the manufacturer of our exit packing product, the SatchelTM, we were committed to the purchase of a total of 500,000 units. During 2015 the Company met its purchase obligation, and on September 2015 the Company exercised its contractual right to purchase additional units at a negotiated price.

Under the terms of the Company’s various consulting agreements with clients, the Company is obligated to perform certain future services.

On January 20, 2016, we were named as a defendant in a civil suit entitled: Anthony Baroud vs. Hollister & Blacksmith, Inc., dba American Cannabis Company filed in the Circuit Court of Cook County, Illinois. The lawsuit seeks damages of $100,000 related to an employment contract. The Company filed a motion to compel contractual arbitration that has yet to be ruled on by the Court.

On April 14, 2014, the Company entered into a 106 day lease of office space to house its corporate offices which converted to a month to month lease at the end of the lease term. Under the terms of the lease, payments were $2,000 during the lease term and $4,000 per month after the lease term expired.

On July 28, 2015, the Company entered into a 5 year lease for 6,500 square feet of office space to house its corporate offices. Under the terms of the lease, payments are $4,500 per month for the first 36 months of the lease, and escalate thereafter.

The following table summarizes the Company’s future lease obligations:

Year	Amount
2016	$54,000
2017	$54,000
2018	$54,000
2019	$56,320
2020	$33,610
Total	$251,930

During the years ended December 31, 2015 and 2014, the company incurred $53,800 and $20,933, respectively, in rent expense.